                               PENTON MEDIA, INC.
                         1998 DIRECTOR STOCK OPTION PLAN
            (As Amended and Restated Effective as of March 15, 2001)

     1. Purpose. The purpose of the Penton Media, Inc. 1998 Director Stock Option Plan (As Amended and Restated Effective as of March 15, 2001) (the "Plan") is to promote the long-term financial interests of Penton Media, Inc., a Delaware corporation (the "Company"), and its subsidiaries by:

     (a) providing an incentive for all non-employee members of the Board of Directors (the "Non-Employee Directors") to maximize the long-term value of the Company's Common Stock and otherwise act in the best interest of the Company's stockholders;

     (b) providing Non-Employee Directors with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership; and

     (c) attracting and retaining highly qualified Non-Employee Directors.

     2. Definitions. The following words and phrases have the respective meanings indicated below unless a different meaning is plainly implied by the context.

     (a) "Board of Directors" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" means Common Stock, par value $.01 per share, of the Company.

     (d) "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 5 of this Plan.

     (e) "Deferred Shares" means an award made pursuant to Section 5 of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

     (f) "Eligible Director" means any present or future member of the Board of Directors who, on the date of an award pursuant to the Plan, (1) is a member of the Board of Directors, and (2) is not an employee of the Company or any of its subsidiaries.

     (g) "Market Value" of Common Stock on any date means, for Options granted during the first twenty days on which the Common Stock is traded on the New York Stock Exchange, the fair market value of the shares of Common Stock as determined by the Board of Directors, and, for any subsequent grant of Options, on any date, means the most recently reported closing price of such Common Stock on that date on the New York Stock Exchange Composite Transactions list, as subsequently reported in THE WALL STREET JOURNAL.

     (h) "Option" means a right awarded to a Participant pursuant to the Plan to purchase a designated number of shares of Common Stock at a stated price for a stated period of time.

     (i) "Participant" means an Eligible Director who has been awarded an Option, Restricted Shares or Deferred Shares.

     (j) "Restricted Shares" means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     3. Limitation of Aggregate Shares. Subject to adjustment as provided in paragraph 6(c), the number of shares of Common Stock which may be issued (a) upon the exercise of Options, (b) as Restricted Shares and released from substantial risks of forfeiture thereof, or (c) pursuant to Deferred Share awards shall not exceed, in the aggregate, 250,000 shares of Common Stock (100,000 of which were approved in 1999 and 150,000 of which are being added as of this Amendment and Restatement); it being understood that to the extent any Options expire unexercised or any Options, Restricted Shares or Deferred Shares are cancelled, terminated or forfeited in any manner without the issuance of shares of Common Stock thereunder, such shares shall again be available under the Plan. Such 250,000 shares of Common Stock may be authorized and unissued shares, treasury shares, or a combination thereof, as the Board of Directors shall determine.

     4. Options. The Board of Directors may grant Options to Eligible Directors in accordance with this paragraph 4 and the other provisions of the Plan.

     (a) Provisions.

          (i) Options shall not qualify as incentive stock options within the meaning of Section 422 of the Code or any successor provision.

          (ii) Options shall have such terms, not to exceed ten years from the date of grant, as the Board of Directors shall determine at grant.

          (iii) The Option price per share of Common Stock shall be 100% of the Market Value on the date of grant and not less than the par value of a share of Common Stock.

          (iv) Options shall be exercisable at such time or times as the Board of Directors shall determine at or subsequent to grant; provided that, except in the event of death or disability of the Participant, no Option may be exercised until the Eligible Director has served on the Board of Directors for at least six months after it is awarded; further provided that an Option may be exercised only during a period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the fifteenth business day following such date; and further provided that in the event of termination of service of a Participant as a member of the Board of Directors for any reason (including without limitation expiration of term without re-election, resignation, retirement, disability or death), each Option granted to the Participant shall cease to be exercisable not later than the fifth anniversary of the date of termination or, if earlier, on the scheduled date of expiration of such Option.

     (b) Exercise. Shares shall be issued to a Participant pursuant to the exercise of an Option only upon receipt by the Company from the Participant of written notice of exercise, specifying the number of shares with respect to which the Option is being exercised, accompanied by payment in full in cash (including check, bank draft or money order) or, to the extent permitted by the Board of Directors, by a single exchange of shares of Common Stock already owned by the Participant for at least six months in an amount equal to the aggregate Option price for the shares of Common Stock subject to the Option or portion thereof being exercised or by a combination of such methods; provided that the Board of Directors may permit the Participant to elect to pay such aggregate Option price by authorizing a third party to sell the shares of Common Stock acquired upon exercise (or a sufficient portion thereof) and thereafter remit to the Company sale proceeds sufficient to pay such aggregate Option price and any withholding or other tax resulting from exercise. The value of already owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Market Value of such already owned shares on the date of the exercise of such Option.

     (c) Surrender. If so provided by the Board of Directors at or subsequent to the time of grant, an Option may be surrendered to the Company on such terms and conditions, and for such consideration, as the Board of Directors shall determine.

     (d) Form. The form of each Option (and of the documentation evidencing each Option) shall be determined by the Board of Directors.

     5. Restricted Shares. The Board of Directors may also authorize the grant or sale of Restricted Shares to Eligible Directors. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value at the date of grant.

     (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board of Directors at the date of grant.

     (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board of Directors at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

     (e) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

     (f) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board of Directors may approve. Unless otherwise directed by the Board of Directors, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     6. Deferred Shares. The Board of Directors may also authorize the granting or sale of Deferred Shares to Eligible Directors. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board of Directors may specify.

     (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the date of grant.

     (c) Each such grant or sale shall be subject to a Deferral Period, as determined by the Board of Directors at the date of grant.

     (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board of Directors may, at or after the date of grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

     (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board of Directors may approve.

     7. Other Awards. The Board of Directors may permit Eligible Directors to elect to receive grants of Options, Restricted Shares or Deferred Shares in lieu of the payment of all or a portion of such Eligible Director's compensation in cash, on such terms as are deemed appropriate by the Board of Directors.

     8. Miscellaneous Provisions.

     (a) Administration. The Plan shall be administered by the Board of Directors. Subject to the limitations of the Plan, the Board of Directors shall have the sole and complete authority: (i) to select Participants, (ii) to award Options, Restricted Shares or Deferred Shares in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such Options, Restricted Shares or Deferred Shares as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any Options, Restricted Shares or Deferred Shares and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Board of Directors' determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company.

     (b) Non-Transferability. Except as otherwise determined by the Board of Directors, no Option, Restricted Share award or Deferred Share award, and no interest therein, shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and all Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Any purported transfer contrary to this provision will nullify the Option, Restricted Share award or Deferred Share award.

     (c) Adjustment. The Board of Directors may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Options, Restricted Share awards or Deferred Share awards granted hereunder as the Board of Directors, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board of Directors, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board of Directors may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Plan as the Board of Directors in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 8(c).

     (d) Tax Withholding. The Board of Directors shall have the power to withhold, or to require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to the Participant's exercise of an Option, the lapse of the substantial risk of forfeiture of Restricted Shares or the delivery of Deferred Shares to a Participant. Subject to the consent of the Board of Directors, a Participant may make an irrevocable election to have withheld shares of Common Stock otherwise issuable under an Option or a Restricted Shares award or deliverable with respect to a Deferred Shares award, tender back to the Company shares of Common Stock received pursuant to an Option, a Restricted Share award or a Deferred Share award or deliver to the Company shares of Common Stock already owned by the Participant having a Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Board of Directors may disapprove of any election and may limit, suspend or terminate the right to make such elections.

     (e) Termination; Amendments. The Board of Directors may terminate the Plan at any time. The Board of Directors may amend the Plan at any time or from time to time; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the Common Stock is listed.

         The Board of Directors may amend an outstanding Option, Restricted Share award or Deferred Share award in any manner to the extent that the Board of Directors would have had the authority under the Plan to initially grant the Option, Restricted Share award or Deferred Share award as so amended.

         No termination or amendment of the Plan or amendment of any outstanding Option, Restricted Share award or Deferred Share award shall adversely affect any outstanding Option, Restricted Share award or Deferred Share award without the consent of the Participant who holds it.

     (f) Rights of Participants. Nothing in the Plan shall confer on any Eligible Director any right to continue to serve as a member of the Board of Directors or affect in any way the right of the Company to terminate such service at any time. No Eligible Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

     (g) Effective Date. The original effective date of the Plan shall be August 7, 1998. The effective date of the amendment and restatement of the Plan shall be March 15, 2001.